Exhibit 23.5

Angie Holdings Limited

Room 03, 11/F, Hilder Centre

2 Sung Ping Street

Hung Hom, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Angie Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,
/s/ Lee Yan Fai
Name: Lee Yan Fai

Angie Holdings Limited

Room 03, 11/F, Hilder Centre

2 Sung Ping Street

Hung Hom, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Angie Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,
/s/ Mok Pik Yin
Name: Mok Pik Yin

Angie Holdings Limited

Room 03, 11/F, Hilder Centre

2 Sung Ping Street

Hung Hom, Kowloon

Hong Kong

Dear Sirs / Madams,

Pursuant to Rule 438 under the Securities Act of 1933, as amended, I hereby consent to the references to my name in the Registration Statement on Form F-1 (the “Registration Statement”) of Angie Holdings Limited (the “Company”) and any amendments thereto, which indicate that I have accepted the nomination to become a director of the Company. I further agree that immediately upon the United States Securities and Exchange Commission’s declaration of effectiveness of the Registration Statement, I will serve as a member of the board of directors of the Company.

Sincerely yours,
/s/ Tsang Ngo Yin
Name: Tsang Ngo Yin